Sempra - STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - Sempra Savings Plan 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
INVESTMENT:
Plan interest in Master Trust, at fair value	$ 558,441	$ 496,399
RECEIVABLES:
Notes receivable from participants	3,189	3,129
Dividends	487	495
Employer contributions	2	0
Participant contributions	1	0
Total receivables	3,679	3,624
TOTAL ASSETS	562,120	500,023
LIABILITIES
LIABILITIES	0	0
NET ASSETS AVAILABLE FOR BENEFITS	$ 562,120	$ 500,023